Saturna Funds*	Global High Income Fund

Ticker Symbol: SGHIX

March 31, 2025

SUMMARY PROSPECTUS

*	Effective March 31, 2025, the term “Saturna” replaced the former term “Sextant” in each Fund’s name.

Before you invest, you may want to review Saturna Global High Income Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including the statement of additional information and most recent reports to shareowners, online at www.saturna.com/resources/literature. You can also get this information at no cost by calling 1-800-728-8762 or by sending an email request to info@saturna.com. The Fund’s prospectus and statement of additional information, both dated March 31, 2025, are incorporated by reference into this Summary Prospectus.

Saturna Global High Income Fund

Investment Objective

High income, with a secondary objective of capital preservation.

Fees and Expenses

This section describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Global High Income Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareowner Fees

None.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Global High Income Fund

Management Fees	0.50%
Other Expenses	0.42%
Total Annual Fund Operating Expenses	0.92%
Fee Waiver and Expense Reimbursement[1]	-0.17%
Total Annual Fund Operating Expenses after Fee Waiver and Expense Reimbursement	0.75%

[1]	The investment adviser has committed through March 31, 2026, to waive fees and/or reimburse expenses to the extent necessary to ensure that the Fund’s net operating expenses, excluding taxes, commissions, and extraordinary expenses, do not exceed the net operating expense ratio of 0.75%. This expense limitation agreement may be changed or terminated only with approval of the Board of Trustees.

Example

This Example is intended to help investors compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds.

The Example assumes an investor invests $10,000 in shares of the Fund for the time periods indicated and then redeems all shares at the end of those periods. The Example also assumes that the investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although actual costs may be higher or lower, based on these assumptions, an investor’s expenses would be:

	1 Year	3 Years	5 Years	10 Years
Saturna Global High Income Fund	$77	$276	$493	$1,116

Portfolio Turnover

The Fund may have transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0.00% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests at least 80% of its net assets in a globally diversified portfolio of income-producing debt and equity securities, including preferred stocks, depositary receipts, and high-yield bonds (“junk bonds”). The Fund may invest in US and non-US government bonds. It applies a consistent, value-oriented approach to security selection, basing investment decisions on current income and expected total return, adjusted for risk. It adjusts allocations to individual securities to manage the portfolio’s fundamental risks, such as industry, country, currency, inflation, interest rate, liquidity, and credit cycle risks. In addition, the Fund will attempt to capitalize on periodic stress in credit markets, which may result in more volatile current income in exchange for more attractive long-term, risk adjusted total return consistent with its investment objective. The Fund does not, as a principal investment strategy, target any specific maturity dates for its debt securities. When selecting equities, the Fund principally invests in income-producing securities of companies with market capitalizations greater than $5 billion. Under normal circumstances, the Fund invests its assets as follows:

●	At least 40% in equity securities
●	At least 30% in debt securities
●	At least 30% in securities of non-US issuers
●	No more than 50% in bonds rated A3 or higher
●	No more than 33% in securities of emerging market issuers

Principal Risks of Investing

Market risk: The value of the Fund’s shares rises and falls as the market value of the securities in which the Fund invests goes up and down. Consider investing in the Fund only if you are willing to accept the risk that you may lose money. Fund share prices, yields, and total returns will change with the fluctuations in the securities markets as well as the fortunes of the industries and companies in which the Fund invests.

Equity securities risk: Equity securities may experience significant volatility in response to economic or market conditions or adverse events that affect a particular industry, sector, or company. Larger companies may have slower rates of growth as compared to smaller, faster-growing companies. Smaller companies may have more limited financial resources, products, or services, and tend to be more sensitive to changing economic or market conditions.

Interest rate risk: Changes in interest rates impact prices of fixed-income and related investments. When interest rates rise, the value of fixed-income investments (paying a lower rate of interest) generally will fall. Investments with shorter terms may have less interest rate risk, but generally have lower returns and, because of the more frequent maturity dates, may involve higher re-investment costs.

Saturna Global High Income Fund

Credit risk: Corporate and sovereign issuers of the notes and certificates in which the Fund invests may not be able or willing to make payments when due, which may lead to default or restructuring of the investment. In addition, if the market perceives deterioration in the creditworthiness of an issuer, the value and liquidity of the issuer’s securities may decline.

High yield risk: Bonds that are unrated or rated below investment grade, which are known as “junk bonds,” typically offer higher yields to compensate investors for increased credit risk. Issuers of high-yield securities generally are not as strong financially and are more vulnerable to changes that could affect their ability to make interest and principal payments. High-yield securities generally are more volatile and less liquid (harder to sell), which may make such securities more difficult to value. Unrated securities present additional uncertainty because of the difficulties in determining their comparability to rated securities. Unrated securities are often comparable to below investment-grade securities.

Foreign investing risk: The Fund may invest in securities that are not traded in the United States when market conditions or investment opportunities arise that, in the judgement of the investment adviser, warrant such investment. Investments in the securities of foreign issuers may involve risks in addition to those normally associated with investments in the securities of US issuers. All foreign investments are subject to risks of: (1) foreign political and economic instability; (2) adverse movements in foreign exchange rates; (3) currency devaluation; (4) the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital; (5) changes in foreign governmental attitudes toward private investment, including potential nationalization, increased taxation, or confiscation of assets; and (6) differing reporting, accounting, and auditing standards of foreign countries.

Emerging markets risk: All foreign investments are subject to risks of: (1) foreign political and economic instability; (2) adverse movements in foreign exchange rates; (3) currency devaluation; (4) the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital; (5) changes in foreign governmental attitudes toward private investment, including potential nationalization, increased taxation, or confiscation of assets; and (6) differing reporting, accounting, and auditing standards of foreign countries. In developing markets, these risks are magnified by less mature political systems and weaker corporate governance standards than typically found in the developed world.

Liquidity risk: Liquidity risk exists when particular investments are difficult to sell and may be more difficult to value. If the Fund is forced to sell these investments during unfavorable conditions to meet redemptions or for other cash needs, the Fund may lose money on its investments. As a result, the Fund may be unable to achieve its objective.

Large transaction risk: A significant percentage of the Fund’s shares may be owned or controlled by the investment adviser and its affiliates or other large shareowners. Accordingly, the Fund is subject to the potential for large-scale inflows and outflows as a result of purchases and redemptions of its shares by such shareowners. These inflows and outflows could negatively affect the Fund’s net asset value and performance.

Performance

Annual Total Return

The following bar chart presents the calendar year total returns of the Fund before taxes. The bar chart provides an indication of the risks of investing in the Fund by showing changes in performance from year to year. A fund’s past performance (before and after taxes) is not a guarantee of how a fund will perform in the future.

Performance data current to the most recent month-end and quarter-end are available on http://saturna.com/resources/literature.

Best Quarter	Q4 2022	9.09%
Worst Quarter	Q1 2020	-16.87%

Saturna Global High Income Fund

Average Annual Total Returns

The table below presents the average annual returns for the Fund and provides an indication of the risks of investing in the Fund by showing how the Fund’s average annual returns for 1, 5, and 10 years and for the life of the Fund compare to those of a broad-based securities market index and to a secondary index with characteristics relevant to the Fund’s investment strategies.

		Periods ended December 31, 2024
	1 Year	5 Years	10 Years	Life of Fund[1]
Return before taxes	3.14%	2.40%	4.05%	4.29%
Return after taxes on distributions	1.86%	1.24%	2.66%	2.98%
Return after taxes on distributions and sale of Fund shares	1.82%	1.30%	2.30%	2.54%
Bloomberg Developed Markets Large & Mid Cap Total Return Index (reflects no deduction for fees, expenses, or taxes) [2]
	19.30%	11.55%	10.45%	10.92%
Bloomberg Global Equity/Fixed Income 50/50 Index (reflects no deduction for fees, expenses, or taxes) [2,3]
	8.44%	4.87%	n/a	n/a
S&P Global 1200 Index (reflects no deduction for fees, expenses, or taxes)
	18.97%	11.38%	10.43%	10.90%

[1]	Saturna Global High Income Fund began operations March 30, 2012.
[2]	The Fund changed its benchmarks to simplify Fund performance benchmarking and marketing, and to reduce data expenses related to Fund benchmarks.
[3]	Benchmark returns are not available because the life of the benchmark, since its inception, has not yet surpassed the periods indicated.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In loss periods, the average after-tax total return may be higher than the average annual total return because of an assumed deduction of losses from other income.

Investment Adviser

Saturna Capital Corporation is the Fund’s investment adviser.

Portfolio Managers

Mr. Bryce R. Fegley MS, CFA®, CIPM®, a portfolio manager and senior investment analyst of Saturna Capital Corporation, is the person primarily responsible for the day-to-day management of the Fund, which he has managed since 2012. Mr. Levi Stewart Zurbrugg MBA, CPA®, CFA®, a portfolio manager and senior investment analyst of Saturna Capital Corporation, is the deputy portfolio manager, a role he assumed in 2023.

Purchase and Sale of Fund Shares

You may open an account and purchase shares by sending a completed application, a photocopy of a government-issued identity document, and a check made payable to the Saturna Global High Income Fund.

The minimum initial investment is $1,000 (for tax-sheltered accounts, there is no minimum).

Shareowners may purchase additional shares at any time in minimum amounts of $25.

Shareowners may redeem shares on any business day by several methods:

Written request

Write:	Saturna Mutual Funds
Box N
Bellingham, WA 98227-0596
Or Fax:	360-734-0755
Or Email:	investorservices@saturna.com

Telephone request

Call:	888-732-6262 or 360-734-9900

Online

Visit:	www.saturna.com/resources/literature

Tax Information

Any distributions you receive from the Fund may be taxed as ordinary income, qualified dividend income, or capital gains.

Financial Intermediary Compensation

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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